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                                                                  EXHIBIT 10.103

                               MODIFICATION NO. 11

                                       TO

                          INTER-COMPANY POWER AGREEMENT

                               DATED JULY 10, 1953

                                      AMONG

                   OHIO VALLEY ELECTRIC CORPORATION,
                   APPALACHIAN POWER COMPANY (formerly
                   APPALACHIAN ELECTRIC POWER COMPANY),
                   THE CINCINNATI GAS & ELECTRIC COMPANY,
                   COLUMBUS SOUTHERN POWER COMPANY (formerly
                   COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY),
                   THE DAYTON POWER AND LIGHT COMPANY,
                   INDIANA MICHIGAN POWER COMPANY (formerly
                   INDIANA & MICHIGAN ELECTRIC COMPANY),
                   KENTUCKY UTILITIES COMPANY,
                   LOUISVILLE GAS AND ELECTRIC COMPANY
                   MONONGAHELA POWER COMPANY,
                   OHIO EDISON COMPANY,
                   OHIO POWER COMPANY (formerly THE OHIO
                   POWER COMPANY), PENNSYLVANIA POWER COMPANY, THE POTOMAC EDISON COMPANY, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, THE TOLEDO EDISON COMPANY, and WEST PENN POWER COMPANY.

                            Dated as of April 1, 1999



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                               MODIFICATION NO. 11

                                       TO

                          INTER-COMPANY POWER AGREEMENT

         THIS AGREEMENT dated as of the 1st day of April, 1999, by and among OHIO VALLEY ELECTRIC CORPORATION (herein called "OVEC" or "Corporation"), APPALACHIAN POWER COMPANY, THE CINCINNATI GAS & ELECTRIC COMPANY, COLUMBUS SOUTHERN POWER COMPANY (formerly COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY), THE DAYTON POWER AND LIGHT COMPANY, INDIANA MICHIGAN POWER COMPANY (formerly INDIANA & MICHIGAN ELECTRIC COMPANY), KENTUCKY UTILITIES COMPANY, LOUISVILLE GAS AND ELECTRIC COMPANY, MONONGAHELA POWER COMPANY, OHIO EDISON COMPANY, OHIO POWER COMPANY, PENNSYLVANIA POWER COMPANY, THE POTOMAC EDISON COMPANY, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, THE TOLEDO EDISON COMPANY, and WEST PENN POWER COMPANY, all of the foregoing, other than OVEC, being herein sometimes collectively referred to as the Sponsoring Companies and individually as a Sponsoring Company.



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                          WITNESSETH THAT

                  WHEREAS, Corporation and the United States of America have heretofore entered into Contract No. AT-(40-1)-1530 (redesignated Contract No. E-(40-1)-1530, later redesignated Contract No. EY-76-C-05-1530 and later redesignated Contract No. DE-AC05-76OR01530), dated October 15, 1952, providing for the supply by Corporation of electric utility services to the United States Atomic Energy Commission (hereinafter called "AEC") at AEC's project near Portsmouth, Ohio (hereinafter called the "Project"), which Contract has heretofore been modified by Modification No. 1, dated July 23, 1953, Modification No. 2, dated as of March 15, 1964, Modification No. 3, dated as of May 12, 1966, Modification No. 4, dated as of January 7, 1967, Modification No. 5, dated as of August 15, 1967, Modification No. 6, dated as of November 15, 1967, Modification No. 7, dated as of November 5, 1975, Modification No. 8, dated as of June 23, 1977, Modification No. 9, dated as of July 1, 1978, Modification No. 10, dated as of August 1, 1979, Modification No. 11, dated as of September 1, 1979, Modification No. 12, dated as of August 1, 1981, Modification No. 13, dated as of September 1, 1989, Modification No. 14, dated as of January 15, 1992, Modification No. 15, dated as of February 1, 1993, and Modification No. 16, dated as of January 1, 1998 (said Contract, as so modified, is hereinafter called the "DOE Power Agreement"); and

                  WHEREAS, pursuant to the Energy Reorganization Act of 1974, the AEC was abolished on January 19, 1975 and certain of its functions, including the procurement of electric utility services for the Project, were transferred to and vested in the Administrator of Energy Research and Development; and



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                  WHEREAS, pursuant to the Department of Energy Organization
Act, on October 1, 1977, all of the functions vested by law in the Administrator of Energy Research and Development or the Energy Research and Development Administration were transferred to, and vested in, the Secretary of Energy, the statutory head of the Department of Energy (hereinafter called "DOE"); and

                  WHEREAS, the parties hereto have entered into a contract, herein called the "Inter-Company Power Agreement," dated July 10, 1953, governing, among other things, (a) the supply by the Sponsoring Companies of Supplemental Power in order to enable Corporation to fulfill its obligations under the DOE Power Agreement, and (b) the rights of the Sponsoring Companies to receive Surplus Power (as defined in the Agreement identified in the next clause in this preamble) as may be available at the Project Generating Stations and the obligations of the Sponsoring Companies to pay therefor; and

                  WHEREAS, the Inter-Company Power Agreement has heretofore been amended by Modification No. 1, dated as of June 3, 1966, Modification No. 2 dated as of January 7, 1967, Modification No. 3, dated as of November 15, 1967, Modification No. 4, dated as of November 5, 1975, Modification No. 5, dated as of September 1, 1979, Modification No. 6, dated as of August 1, 1981, Modification No. 7, dated as of January 15, 1992, Modification No. 8, dated as of January 19, 1994, Modification No. 9, dated as of August 17, 1995, and Modification No. 10, dated as of January 1, 1998 (said contract so amended and as modified and amended by this Modification No. 11 being herein and therein sometimes called the "Agreement"); and



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                  WHEREAS, it is the goal of OVEC to assist its Sponsoring
Companies during the summer of 1999 by making available to them additional surplus power; and

                  WHEREAS, additional surplus power would be made available as a result of reductions by DOE of its contractual entitlement to power from OVEC; and

                  WHEREAS, it is the goal of DOE to obtain reasonably priced power for its Paducah uranium enrichment plant during the summer of 1999; and

                  WHEREAS, because there is no certainty that transmission to transfer OVEC power to Paducah will be available on an uninterrupted basis during the summer of 1999, it is desired that DOE have the option to release a portion of its contractual entitlement to OVEC power and energy in exchange for a credit to DOE's power bill, thereby making available funds which could be used to purchase power at locations closer to the Paducah uranium enrichment plant; and

                  WHEREAS, OVEC and the Sponsoring Companies desire to enter into this Modification No. 11 as more particularly hereinafter provided;

                  NOW, THEREFORE, the parties hereto agree with each other as follows:

                  1. Insert after SUBSECTION 1.0123 new SUBSECTIONS 1.0124, 1.0125 and 1.0126 as follows:


                                    1.0124 "DOE Optional Power Release
                  Period" means any calendar month from June 1 through September 30, 1999.

                                    1.0125 "DOE Optional Power Release" means a
                  reduction of the otherwise applicable DOE contract demand pursuant to this Section 1.0125, for any calendar month during the DOE Optional Power Release Period.



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                                    1.0126 "Effective Date" means the date on
                  which Corporation notifies DOE and the Sponsoring Companies that all conditions to effectiveness, including all required waiting periods and all required regulatory acceptances or approvals, of the arrangements for DOE Optional Power Releases and reimbursement of Corporation for costs associated with such releases, have been satisfied. Such date shall be not later than two business days after all conditions to effectiveness have been satisfied.

                  2. Delete SUBSECTION 6.01 and substitute therefor the following:

                  CHARGES FOR SURPLUS POWER, ECAR EMERGENCY ENERGY AND DOE OPTIONAL POWER RELEASES

                                    6.01 TOTAL MONTHLY CHARGE. The amount to be
                  paid Corporation each month by the Sponsoring Companies for Surplus Power and Surplus Energy supplied under this Agreement shall consist of the sum of an energy charge, a demand charge and, if applicable, an emergency power surcharge and/or a DOE Optional Power Release Surcharge, all determined as set forth in this Article 6. The amount to be paid to Corporation for ECAR Emergency Energy supply under this Agreement shall be
                  98.74 mills per kilowatt hour (plus transmission charges calculated in accordance with applicable law).

                  3. Insert after SUBSECTION 6.037 new SUBSECTION 6.038 as follows:

                                    6.038 If DOE notifies OVEC that DOE wishes
                  to exercise its right under a Letter Supplement dated March 31, 1999 to the DOE Power Agreement to reduce its contract demand during a DOE Optional Power Release Period and thereby to make additional surplus power and energy available to the Sponsoring Companies, the aggregate demand charge otherwise payable by each Sponsoring Company for such surplus power shall be adjusted to reflect its agreed share of a DOE Optional Power Release Surcharge, such DOE Optional Power Release Surcharge to be equal to the amount of the power released under such Letter Supplement for each month times 80% of the NYMEX monthly "Into Cinergy," firm futures price on-peak (5 x 16) for such month determined as of market closing on March 5, 1999 times the number of on-peak hours during such month, minus (a) the demand charges which DOE avoids by reason of such monthly reduction in contract demand and (b) OVEC charges for energy in amounts



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                  equal to the reductions in demand times the number of on-peak hours during such month times OVEC's energy rate per MWH. The above-referenced March 5, 1999 NYMEX closing prices were $59.25/MWH for June 1999; $120/MWH for July 1999; $113/MWH for
                  August 1999 and $36.50/MWH for September 1999.

                  4. Delete SUBSECTIONS 9.01 and 9.02 and substitute therefor the following:


                                    9.01 REPLACEMENT COSTS. The Sponsoring
                  Companies shall reimburse Corporation for the difference between (a) the total cost of replacements chargeable to property and plant (other than facilities described in SECTION 2.02) made by Corporation during any month prior thereto (and not previously reimbursed) and (b) the amounts received by Corporation from DOE as reimbursement for the cost of replacements under the provisions of the DOE Power Agreement, or paid for out of proceeds of fire or other applicable insurance protection, or out of amounts recovered from third parties responsible for damages requiring replacement. If Corporation is unable to secure a satisfactory ruling to the effect that amounts paid by the Sponsoring Companies in reimbursement of replacement costs do not constitute taxable income to Corporation, or in case such ruling once obtained shall be reversed or rescinded, then the Sponsoring Companies shall pay to Corporation such amount, in lieu of the amounts to be paid as above provided, which, after provision for all taxes on income shall equal the costs of the replacements reimbursable by the Sponsoring Companies to Corporation as above provided. Each Sponsoring Company's share of such payment shall be the percentage of such difference represented by its Power Participation Ratio, unless DOE has been relieved of its obligation to pay a portion of the cost of replacements as a condition of a DOE request for a waiver (under Section
                  2.05 of the DOE Power Agreement) which has the effect of reducing the DOE contract demand, in which case each Sponsoring Company's share of such payment will be adjusted so that it equals such Sponsoring Company's reservation of surplus power made available by the aforementioned reduction in the DOE contract demand. The term cost of replacements, as used herein, shall include all components of cost, plus removal expense, less salvage.

                                    9.02 ADDITIONAL FACILITY COSTS. The
                  Sponsoring Companies shall reimburse Corporation for the difference between (a) the total cost of additional facilities and/or spare parts (other than facilities described in SECTION 2.02) purchased and/or installed by Corporation during any month prior thereto (and not previously reimbursed) and (b) the amounts received by Corporation from



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                  DOE as reimbursement for the cost of additional facilities and/or spare parts under the provisions of the DOE Power Agreement. If Corporation is unable to secure a satisfactory ruling to the effect that amounts paid by the Sponsoring Companies in reimbursement of additional facility and/or spare part costs do not constitute taxable income to Corporation, or in case such ruling once obtained shall be reversed or rescinded, then the Sponsoring Companies shall pay to Corporation such amount, in lieu of the amounts to be paid as above provided, which, after provision for all taxes on income, shall equal the costs of the additional facilities and/or spare parts reimbursable by the Sponsoring Companies to Corporation as above provided. Each Sponsoring Company's share of such payment shall be the percentage of such difference represented by its Power Participation Ratio, unless DOE has been relieved of its obligation to pay a portion of the cost of additional facilities as a condition of a DOE request for a waiver (under Section 2.05 of the DOE Power Agreement) which has the effect of reducing the DOE contract demand, in which case each Sponsoring Company's share of such payment will be adjusted so that it equals such Sponsoring Company's reservation of surplus power made available by the aforementioned reduction in the DOE contract demand.

                  5. Insert after SUBSECTION 10.07 new SUBSECTION 10.08 as follows:


                                    10.08 DOE OPTIONAL POWER RELEASE SURCHARGE.
                  As soon as practicable after the end of each month, Corporation shall render to each Sponsoring Company a statement indicating the DOE Optional Power Release Surcharge for the account of such Sponsoring Company during such month, specifying the amount due to the Corporation therefor pursuant to ARTICLE 6 above. Such Sponsoring Company shall make payment therefor promptly upon the receipt of such statement. In case the computation of the amount due cannot be determined at the time, it shall be estimated subject to adjustment when the actual determination can be made, and all payments shall be subject to subsequent adjustment.

                  5. This Modification No. 11 shall become effective at 12:00 o'clock Midnight on the Effective Date.


                  6. The Inter-Company Power Agreement, as modified by Modifications Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 and as hereinbefore provided, is hereby in all respects confirmed.



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                  7.       This Modification No. 11 may be executed in any
number of copies and by the different parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute a single agreement.



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Modification No. 11 as of the day and year first written above.

                                   OHIO VALLEY ELECTRIC CORPORATION

                                   By:      s/ DAVID L. HART
                                   ---------------------------------------
                                   APPALACHIAN POWER COMPANY

                                   By:      s/ HENRY FAYNE
                                   ---------------------------------------
                                   THE CINCINNATI GAS & ELECTRIC COMPANY

                                   By:      s/ JOHN C. PROCARIO
                                   ---------------------------------------
                                   COLUMBUS SOUTHERN POWER COMPANY

                                   By:      s/ HENRY FAYNE
                                   ---------------------------------------
                                   THE DAYTON POWER AND LIGHT COMPANY

                                   By:      s/ PATRICK W. O'LOUGHLIN
                                   ---------------------------------------
                                   INDIANA MICHIGAN POWER COMPANY

                                   By:      s/ HENRY FAYNE
                                   ---------------------------------------
                                   KENTUCKY UTILITIES COMPANY

                                   By:      s/ WAYNE T. LUCAS
                                   ---------------------------------------
                                   LOUISVILLE GAS AND ELECTRIC COMPANY

                                   By:      s/ WAYNE T. LUCAS FOR C. HERMANN
                                   ---------------------------------------
                                   MONONGAHELA POWER COMPANY

                                   By:      s/ PETER J. SKRGIC
                                   ---------------------------------------
                                   OHIO EDISON COMPANY

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                                   By:   s/ W. R. HOLLAND
                                   ---------------------------------------
                                   OHIO POWER COMPANY

                                   By:      s/ HENRY FAYNE
                                   ---------------------------------------
                                   PENNSYLVANIA POWER COMPANY

                                   By:      s/ ARTHUR R. GARFIELD
                                   ---------------------------------------
                                   THE POTOMAC EDISON COMPANY

                                   By:      s/ PETER J. SKRGIC
                                   ---------------------------------------
                                   SOUTHERN INDIANA GAS AND ELECTRIC
                                   COMPANY

                                   By:      s/ J. G. HURST
                                   ---------------------------------------
                                   THE TOLEDO EDISON COMPANY

                                   By:      s/ GUY L. PIPITONE
                                   ---------------------------------------
                                   WEST PENN POWER COMPANY

                                   By:      s/ PETER J. SKRGIC